EXHIBIT 10.1

LADENBURG THALMANN FINANCIAL SERVICES INC.
4400 Biscayne Boulevard
Miami, Florida 33137

December 20, 2007

Vector Group Ltd.
100 S.E. Second Street
Miami, FL 33131
Attn: Howard M. Lorber, President

RE: First Amendment to Services Agreement between Ladenburg Thalmann Financial Services Inc. and Vector Group Ltd. dated September 14, 2006 (the “Services Agreement”)

Dear Mr. Lorber:

This letter agreement will confirm the understanding between Ladenburg Thalmann Financial Services Inc. (“Company”), a Florida corporation with offices at 4400 Biscayne Boulevard, Miami, Florida 33137, and Vector Group Ltd. (“VGL”), a Delaware corporation with offices at 100 S.E. Second Street, Miami, FL 33131, to amend the Services Agreement.

First, for additional Services provided to the Company during 2007, VGL shall be paid an additional management fee of $150,000, payable on or before December 31, 2007.

Second, commencing January 1, 2008 and continuing through June 30, 2008, in consideration of the Services, the Company shall pay VGL an annual fee of $400,000, payable in quarterly installments of $100,000 in advance (the “Fee”). Effective July 1, 2008, the Fee shall be increased to $600,000, and shall be paid in quarterly installments of $150,000. Additionally, VGL shall be entitled to recover all direct, out of pocket costs, fees and other expenses incurred by VGL or Mr. Lampen in connection with the Services.

All other terms and conditions of the Services Agreement not specifically amended hereby, shall remain in full force and effect. Capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to them in the Services Agreement.

Please indicate your acceptance by signing this letter in the space provided below.

LADENBURG THALMANN
FINANCIAL SERVICES INC.

By: /s/ Diane Chillemi
Name: Diane Chillemi
Title: Vice President and
Chief Financial Officer

ACCEPTED AND AGREED TO:

VECTOR GROUP LTD.
By: /s/ Howard M. Lorber
Name: Howard M. Lorber
Title: President and Chief Executive Officer